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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                     FEBRUARY 13, 2002 (FEBRUARY 12, 2002)


                        MILLENNIUM PHARMACEUTICALS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                      0-28494                04-3177038
(STATE OR OTHER JURISDICTION     COMMISSION FILE NUMBER)     (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


                                75 SIDNEY STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (617) 679-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On February 12, 2002, Millennium Pharmaceuticals, Inc. (the "Company") closed its acquisition of COR Therapeutics, Inc., a Delaware corporation ("COR"). Pursuant to an Agreement and Plan of Merger, dated as of December 5, 2001 (the "Merger Agreement"), by and among the Company, PGM Corporation, a Delaware corporation and a wholly owned subsidiary of the Company ("Sub"), and COR, Sub was merged with and into COR and COR became a wholly owned subsidiary of the Company (the "Merger").

     Prior to the Merger, COR was dedicated to the discovery, development and marketing of novel therapeutic products to establish new standards of care for treating and preventing acute and chronic cardiovascular diseases. COR marketed INTEGRILIN(R) (eptifibatide) Injection, its approved drug, to treat patients with certain acute cardiovascular diseases. COR was also developing a portfolio of product candidates to treat and prevent a broad range of acute and chronic cardiovascular diseases and other conditions. The Company currently intends to use COR's plant, equipment and other physical property substantially in the manner such plant, equipment and other physical property were used by COR immediately prior to the Merger.

     As a result of the Merger, each outstanding share of COR's common stock was converted into the right to receive 0.9873 of a share (the "Exchange Ratio") of the Company's common stock, par value $.001 per share ("Common Stock"). Excluding shares issuable upon exercise of options assumed by the Company and upon conversion of outstanding COR convertible notes, the Company expects to issue approximately 55,038,103 shares of Common Stock in the Merger. Pursuant to the terms of the Merger Agreement, no fractional shares of Common Stock will be issued in the Merger, and each COR stockholder otherwise entitled to receive a fractional share of Common Stock will receive cash in an amount equal to such fractional part of a share of Common Stock multiplied by $18.80. The purchase price was based upon the Company's determination of the fair value of COR, and the terms of the Merger Agreement were determined by arms-length negotiation between the parties.

     Following the effective time of the Merger, COR was merged with and into the Company, with the Company being the surviving corporation. As a result of the Merger, the Company assumed COR's obligations under COR's 4.50% Convertible Senior Notes due June 15, 2006 and COR's 5.00% Convertible Subordinated Notes due March 1, 2007, aggregating $600 million in principal amount, and the notes are now, respectively, senior and subordinated obligations of the Company.

     Pursuant to the applicable registration rights agreements, the Company has suspended public resales of the 5.00% Notes and the shares of the Company's common stock issuable upon conversion thereof through March 1, 2002, at which time the Company's registration obligations with respect to the securities shall terminate. In addition, the Company has suspended public resales of the 4.50% Notes and the shares of the Company's common stock issuable upon conversion thereof until a registration statement registering the resale of the 4.50% Notes and the shares of the Company's common stock issuable upon conversion thereof is declared effective by the Securities and Exchange Commission.

     In addition, pursuant to the Merger Agreement, COR's stock option plans have been assumed by the Company. At the effective time of the Merger, each outstanding option to purchase COR common stock under COR's stock option plans became an option to purchase that number of shares of Common Stock as the holder of the option would have been entitled to receive in the Merger had the holder exercised the option in full immediately prior to the effective time of the Merger (rounded downward to the nearest whole number). The exercise


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price per share of each outstanding option to purchase COR common stock under
COR's stock option plans has been adjusted by dividing the aggregate exercise price of the shares of COR common stock purchasable pursuant to such option immediately prior to the effective time of the Merger by the number of full shares of Common Stock as is deemed purchasable pursuant to such option in accordance with the previous sentence and rounding up to the nearest whole cent.

     Shaun R. Coughlin, Ginger L. Graham, Vaughn M. Kailian and Ernest Mario, who were appointed as directors of the Company in connection with the Merger, were directors of COR prior to the Merger. In addition, shortly after the effective time of the Merger, Mr. Kailian, formerly President and Chief Executive Officer of COR, was appointed as Vice Chairperson of the Company and Charles J. Homcy, formerly Executive Vice President, Research and Development of COR, was appointed as President of Research and Development of the Company. Other than as described in this paragraph, to the best knowledge of the Company, none of the Company, any affiliate, director, officer, or any associate of any director or officer of the Company had any material relationship with COR prior to the transaction.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of the Business Acquired.

     The financial information required by this Item 7(a) is incorporated by reference into this Current Report on Form 8-K from the information under the caption "Financial Statements and Supplementary Data" in COR Therapeutics, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000 and the caption "Condensed Financial Statements and Notes" in COR Therapeutics, Inc.'s Quarterly Report on Form 10-Q for the period ended September 30, 2001 (File No. 0-19290).

(b) Pro Forma Financial Information.

     The pro forma financial information required by this Item 7(b) is incorporated by reference into this Current Report on Form 8-K from the information under the caption "Unaudited Pro Forma Combined Financial Statements" in the Company's Registration Statement on Form S-4, as amended (File No. 333-75882).

(c) Exhibits

EXHIBIT NO.   DESCRIPTION
-----------   -----------

2.1 Agreement and Plan of Merger, dated as of December 5, 2001, among Millennium Pharmaceuticals, Inc., PGM Corporation and COR Therapeutics, Inc. (previously filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on December 6, 2001, and incorporated herein by reference).


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4.1           Indenture, dated as of February 24, 2000 between COR Therapeutics,
              Inc. and Firstar Bank, N.A. (previously filed as Exhibit 4.1 to the COR Therapeutics, Inc. Quarterly Report on Form 10-Q for the period ended March 31, 2000, File No. 0-19290, and incorporated herein by reference).

4.2 Indenture, dated as of June 11, 2001 between COR Therapeutics, Inc. and Firstar Bank, N.A. (previously filed as Exhibit 4.1 to the COR Therapeutics, Inc. Quarterly Report on Form 10-Q for the period ended June 30, 2001, File No. 0-19290, and incorporated herein by reference).

4.3 First Supplemental Indenture, dated as of February 12, 2002, among the Registrant, COR Therapeutics, Inc. and U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.), relating to the 4.50% Convertible Senior Notes due June 15, 2006 (previously filed as
              Exhibit 4.2 to the Company's Registration Statement on Form S-3, File No. 333-82654, and incorporated herein by reference).

4.4 Second Supplemental Indenture, dated as of February 12, 2002, between the Registrant and U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.), relating to the 4.50% Convertible Senior Notes due June 15, 2006 (previously filed as Exhibit 4.3 to the Company's Registration Statement on Form S-3, File No. 333-82654, and incorporated herein by reference).

4.5 First Supplemental Indenture, dated as of February 12, 2002, among the Registrant, COR Therapeutics, Inc. and U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.), relating to the 5.00% Convertible Subordinated Notes due March 1, 2007.

4.6 Second Supplemental Indenture, dated as of February 12, 2002, between the Registrant and U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.), relating to the 5.00% Convertible Subordinated Notes due March 1, 2007.

10.1 Registration Rights Agreement among COR Therapeutics, Inc. and Goldman, Sachs & Co., Chase H&Q, a division of Chase Secirities Inc., CIBC World Markets Corp., FleetBoston Robertson Stephens Inc. and Warburg Dillon Read LLC, dated February 24, 2000 (previously filed as Exhibit 10.2 to the COR Therapeutics, Inc. Quarterly Report on Form 10-Q for the period ended March 31, 2000, File No. 0-19290, and incorporated herein by reference).

10.2 Registration Rights Agreement among COR Therapeutics, Inc. and Goldman, Sachs & Co., Robertson Stephens Inc., Credit Suisse First Boston Corporation, CIBC World Markets Corp., and Needham & Company, Inc., dated June 11, 2001 (previously filed as Exhibit 10.2 to the COR Therapeutics, Inc. Quarterly Report on Form 10-Q for the period ended June 30, 2001, File No. 0-19190, and incorporated herein by reference).

23.1          Consent of Ernst & Young LLP, Independent Auditors.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MILLENNIUM PHARMACEUTICALS, INC.


Date:      February 13, 2002                   By:  /s/ John B. Douglas III
                                                  -----------------------------
                                                  Name:   John B. Douglas III
                                                  Title:  Senior Vice President
                                                          and General Counsel



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                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
-----------   -----------

2.1 Agreement and Plan of Merger, dated as of December 5, 2001, among Millennium Pharmaceuticals, Inc., PGM Corporation and COR Therapeutics, Inc. (previously filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on December 6, 2001, and incorporated herein by reference).

4.1 Indenture, dated as of February 24, 2000 between COR Therapeutics, Inc. and Firstar Bank, N.A. (previously filed as Exhibit 4.1 to the COR Therapeutics, Inc. Quarterly Report on Form 10-Q for the period ended March 31, 2000, File No. 0-19290, and incorporated herein by reference).

4.2 Indenture, dated as of June 11, 2001 between COR Therapeutics, Inc. and Firstar Bank, N.A. (previously filed as Exhibit 4.1 to the COR Therapeutics, Inc. Quarterly Report on Form 10-Q for the period ended June 30, 2001, File No. 0-19290, and incorporated herein by reference).

4.3 First Supplemental Indenture, dated as of February 12, 2002, among the Registrant, COR Therapeutics, Inc. and U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.), relating to the 4.50% Convertible Senior Notes due June 15, 2006 (previously filed as
              Exhibit 4.2 to the Company's Registration Statement on Form S-3, File No. 333-82654, and incorporated herein by reference).

4.4 Second Supplemental Indenture, dated as of February 12, 2002, between the Registrant and U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.), relating to the 4.50% Convertible Senior Notes due June 15, 2006 (previously filed as Exhibit 4.3 to the Company's Registration Statement on Form S-3, File No. 333-82654, and incorporated herein by reference).

4.5 First Supplemental Indenture, dated as of February 12, 2002, among the Registrant, COR Therapeutics, Inc. and U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.), relating to the 5.00% Convertible Subordinated Notes due March 1, 2007.

4.6 Second Supplemental Indenture, dated as of February 12, 2002, between the Registrant and U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.), relating to the 5.00% Convertible Subordinated Notes due March 1, 2007.

10.1 Registration Rights Agreement among COR Therapeutics, Inc. and Goldman, Sachs & Co., Chase H&Q, a division of Chase Secirities Inc., CIBC World Markets Corp., FleetBoston Robertson Stephens Inc. and Warburg Dillon Read LLC, dated February 24, 2000 (previously filed as Exhibit 10.2 to the COR Therapeutics, Inc. Quarterly Report on Form 10-Q for the period ended March 31, 2000, File No. 0-19290, and incorporated herein by reference).

10.2 Registration Rights Agreement among COR Therapeutics, Inc. and Goldman, Sachs & Co., Robertson Stephens Inc., Credit Suisse First Boston Corporation, CIBC World Markets Corp., and Needham & Company, Inc., dated June 11, 2001 (previously filed as Exhibit 10.2 to the COR Therapeutics, Inc. Quarterly Report on Form 10-Q for the period ended June 30, 2001, File No. 0-19190, and incorporated herein by reference).

23.1          Consent of Ernst & Young LLP, Independent Auditors.